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                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934



Check the appropriate box:

[ ] Preliminary Information Statement       [ ] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION (AS PERMITTED BY
                                                RULE 14c-5(D)(2))
[X] Definitive Information Statement



                               AMERICAN ATM CORP.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

         (2)   Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

         (4)   Proposed maximum aggregate value of transaction:
                                                               -----------------

         (5)   Total fee paid:
                              --------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a)(2) any identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

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         (1)   Amount Previously Paid:
                                      ------------------------------------------

         (2)   Form, Schedule or Registration Statement No.:

         (3)   Filing Party:
                            ----------------------------------------------------

         (4)   Date Filed:
                          ------------------------------------------------------





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                               AMERICAN ATM CORP.
                            5061 North Dixie Highway
                              Boca Raton, FL 33431
--------------------------------------------------------------------------------
                      INFORMATION STATEMENT TO STOCKHOLDERS
                                  March 7, 2000
--------------------------------------------------------------------------------

TO THE STOCKHOLDERS OF AMERICAN ATM CORP.:

         NOTICE IS HEREBY GIVEN that on February 11, 2000, the Board of Directors of American ATM Corp., a Florida corporation (the "Company"), by unanimous written consent, recommended an amendment (the "Charter Amendment") to the Company's Articles of Incorporation to change the name of the Company from American ATM to American Wireless Web Corp. The name is being changed to more easily identify the Company's business with that of its subsidiary, American DSL Wireless, Inc.. Holders of a majority of the outstanding shares of the Company's common stock, par value $.001 per share (the "Common Stock"), executed a written stockholder consent on February 11, 2000 approving the Charter Amendment , which consent shall become effective twenty (20) days after the mailing of this Information Statement.

         This Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Charter Amendment in accordance with the requirements of the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder, including Regulation 14C, and Section 607.0704 of the Florida Business Corporation Act.

         The Charter Amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Florida on or about April 7, 2000 (the "Effective Date"). The new charter provision is set forth on page 2 of the Information Statement.

         The Information Statement is to be mailed on or about March 17, 2000 to the Company's stockholders as of such date (the "Mailing Date"). At the close of business on the Mailing Date, there were issued and outstanding 1,025,675 shares of Common Stock. A list of stockholders entitled to receive notice will be open to examination by any stockholder, for any purpose germane to the notice, at the offices of American ATM Corp, 5061 North Dixie Highway, Boca Raton, FL 33431, during ordinary business hours for ten (10) days prior to the Effective Date.

                      BY ORDER OF THE BOARD OF DIRECTORS OF
                               AMERICAN ATM CORP.


March 7, 2000                               By: /s/ Wayne B.  Kight
                                                --------------------------------
                                                Wayne B.  Kight, President


                            AMERICAN ATM CORPORATION
                            5061 North Dixie Highway
                              Boca Raton, FL 33431

                              INFORMATION STATEMENT

                                  INTRODUCTION
                                  ------------

         This Information Statement is first being mailed on or about March 17, 2000 to the stockholders of American ATM Corp. (the "Company") as of such date (the "Mailing Date").

         Section 607.0704 Florida Business Corporation Act states that, unless otherwise provided in the articles of incorporation, action required or permitted by this act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. Written consents from holders of a majority of the Company's Common Stock are required to approve the Charter Amendment described in this Information Statement.

         WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.



                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                    -----------------------------------------


         On February 11, 2000, the Board of Directors of the Company recommended an amendment to the Company's Articles of Incorporation (the "Charter Amendment") to change the name of the Company from American ATM Corp. to American Wireless Web Corp. The new charter provision is set forth on page 2 of this Information Statement. The Company has received written consents executed by holders of a majority of the outstanding shares of Common Stock approving and adopting the Charter Amendment, which Charter Amendment shall become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware on or about April 7, 2000 (the "Effective Date").

PURPOSE OF THE CHANGE OF CORPORATE NAME

         The Charter Amendment changes the Company's name from American ATM Corporation to American Wireless Web Corp. The Company believes that the new name better reflects its current business, which is providing high speed data communications services and internet access to small and medium size businesses. Accordingly, the Company's name will become American Wireless Web Corp. on the Effective Date.

TEXT OF CHARTER AMENDMENT

         Article FIRST of the Certificate of Incorporation of the Company will be deleted and replaced by the following paragraph:

         "FIRST: The name of the corporation (hereinafter, the "Corporation") is American Wireless Web Corp."

         The Company reserves the right, upon notice to stock holders, to abandon or modify the Charter Amendment at any time prior to the filing of the Certificate of Amendment with the Secretary of State on or about April 7, 2000.



                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Mailing Date, certain information known to the Company with regard to the beneficial ownership of outstanding shares of the Company's voting stock by: (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares of the Company's voting stock; (ii) each director and named executive officers of the Company as a group.



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Name and Address                        Shares of Common        Percentage of
of Beneficial Owner (1)                 Stock Owned (2)         Common Stock (3)
-----------------------                 ---------------         ----------------

Wayne B.  Kight                             15,950                    8.2%
Carmen Panizzi                              15,700                    8.2%
Barry J.  Haberman                          16,500                    8.6%

Investa AG                                 462,500                   45.1%
Hardstrasse #4
CH-4127
Birsfelden, Switzerland

Michael L. Cochran                         100,000                    9.7%
P.O. Box 854
Key West FL 33041

Michael J. Nicol                           100,000                    9.7%
250 S.E. 9th Court
Pompano Beach, FL 33060

All officers and directors as a group
(three persons)                             48,150                    4.7%

---------------------------
(1) The address of each Stockholder shown above except as otherwise indicated is c/o American ATM Corporation, 5061 North Dixie Highway, Boca Raton, FL 33431.

(2) Based upon information supplied by officers, directors and principal stockholders. Unless otherwise noted, each person or group identified possesses sole voting and sole investment power with respect to shares, subject to community property laws where applicable. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of the Mailing Date, upon the exercise of options or warrants. Each of the named individuals holds options to purchase 15,700 shares of the Company's common stock.

(3) Based upon 1,025,675 shares of Common Stock outstanding as of the Mailing Date and options or warrants to purchase shares of Common Shares which are exercisable by each listed individual within 60 days.



                             ISSUANCE OF SECURITIES
                             ----------------------

         On February 11, 2000, the Company issued 750,000 shares of its Common Stock upon the merger of DSL Wireless, Inc. into American DSL Wiresless, Inc., a wholly owned subsidiary of the Company.

         Stockholder approval was not required under Florida law to approve the Transaction.




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                              AVAILABLE INFORMATION
                              ---------------------


         The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended. Thus, the company files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission ("SEC"). You may read, inspect and copy any documents filed by the Company with the SEC at the SEC's public reference facilitates, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 or in the SEC's Regional Offices at Seven World Trade Center, 13th Floor, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of the Company's filings can be obtain at prescribed rates from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. The Company's SEC filings are also available to the public from the SEC's Website at "http://www.sec.gov."


                            AMERICAN ATM CORPORATION

March 7, 2000                             By: /s/ Wayne B.  Kight
                                              ----------------------------------
                                              Wayne B.  Kight, President